Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




        I, Arthur I. Trueger, as Executive Chairman of London Pacific Group Limited, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

        (1) The accompanying Quarterly Report on Form 10-Q for the period ended September 30, 2002 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 14, 2002                    By: /s/  Arthur I. Trueger
                                                ------------------------------
                                                ARTHUR I. TRUEGER
                                                EXECUTIVE CHAIRMAN